(Brandywine Fund, Inc. logo)

Managed by Friess Associates, Inc.  Quarterly Report     June 30, 1998

DEAR FELLOW SHAREHOLDERS:

We're grateful to report the black ink of your June quarter results contrasted nicely to the declines of the S&P Midcap, Nasdaq Industrials and Russell 2000 which dropped 2.0 percent to nearly 5.0 percent. The 3.2 percent total return of
      -------
the powerful S&P 500 surpassed your .8 percent gains.

JUNE QUARTER PERFORMANCE

RUSSELL 2000              -4.9
LIPPER SMALL CAP          -3.9
S&P MIDCAP                -2.4
NASDAQ IND.               -2.0
IBD*<F1>                   0.1
YOUR FUND *<F1>            0.8
S&P500*<F1>                3.2

*<F1>  TOTAL RETURN
IBD = Investor's Business Daily Mutual Fund Index

The investment landscape in which your research team operates continues as the mixed picture it was in the first quarter. S&P 500 earnings growth expectations for the second quarter fell to only 1.4 percent, down from 12.5 percent at the beginning of the year. Please reference the Declining Earnings Estimates table found on page 2.

Pre-releases of poorer than expected 2nd quarter outlooks now streaming forth threaten even the 1.4 percent estimate. The chart below reflects the dichotomy between the S&P 500's 50 fastest growing companies and the remaining 450 on a year over year basis. Notice 450 companies had an average 1.5 percent decline in
                                                                      -------
1998's first quarter!


S&P 500 YEAR OVER YEAR EARNINGS PER SHARE CHANGE

                     The Total Reported The 50 Fastest Growing  The Other 450
                       S&P 500 Index        in the S&P 500       S&P 500 Cos.
                     ----------------   ---------------------  --------------

March Quarter 1997          13.6%               23.9%             8.0%
June                         8.9                14.5              4.8
September                   10.3                13.5              6.9
December                     7.0                12.9              3.0
March Quarter 1998           0.9                 5.6             -1.5

Despite the sharp drop in expectations, big cap stock prices remain firm. Your stocks are expected to grow earnings 39 percent and sell at 22 times earnings -- almost three times the growth of the S&P 500 which sells at 23 times earnings. 1999 estimates imply a modest PE of 17 times for the typical Brandywine holding.

Extensive contacts with managements of your holdings as well as their customers, competitors, and suppliers continue to be key to your Fund's success.

Your dynamic companies come mainly from the S&P Midcap, the Nasdaq Industrials, the Russell 2000 Growth indices, and also, to a lesser extent, the S&P 500. While the Nasdaq Industrials and Russell 2000 type companies currently lag the S&P 500, these are the core of our excitement looking forward.

There is a 43 percent differential in the total returns of the S&P 500 and the Russell 2000 indices since the divergence began in the middle of 1996's spring quarter (May 15) through June 30 of this year. This divergence, which continued in the June quarter -- S&P 500 up 3.2 percent, Russell 2000 down 4.6 percent --
                                                            ----
should reverse soon. We eagerly look forward to a return of those conditions and see signs of that developing now.

S&P 500 VS. RUSSELL 2000

Date       S&P 500 Total Return   Russell 2000 Total Return

5/15/96              100                     100
5/31/96            100.7                   101.1
6/30/96            101.1                      97
7/31/96            96.67                   88.63
8/30/96             98.7                   93.72
9/30/96            104.2                   97.33
10/31/96          107.06                   95.84
11/30/96          115.09                   99.72
12/31/96          112.82                  102.26
1/31/97           119.82                  104.26
2/18/97           120.76                  101.76
3/31/97           115.84                   97.04
4/30/97            122.7                   97.28
5/31/97           130.12                     108
6/30/97           135.92                  112.55
7/31/97           146.67                  117.75
8/31/97            138.5                  120.38
9/30/97           146.04                  129.09
10/31/97           141.2                   123.4
11/30/97          147.69                  122.57
12/31/97          150.21                  124.75
1/31/98           151.87                  122.87
2/28/98           162.76                     132
3/31/98           171.05                   137.5
4/30/98           172.77                  138.25
5/31/98           169.81                  130.89
6/29/98           176.39                   132.7

Even the Nasdaq Composite itself has played host to this stark bias towards the biggest cap companies. The Composite is up 0.5 percent through June 23 (latest available breakout data) but the top 20 largest cap stocks were up 8.7 percent. Without them, the index would have lost 5.4 percent. A six percentage point differential between the reported index and the actual performance of all but the 20 largest companies!

The impact of liquidity continues. Perhaps the current mania for "quality" companies regardless of PE is best reflected by the comments of strategist A.C. Moore, of Dunvagen Associates in Santa Barbara, who says, "What we are seeing is still a great liquidity expansion that's seeking the best known names. For those, investors are paying any price in order to participate."

DISAPPOINTING EARNINGS OUTLOOK

1Q98

 1/9
 1/20
 1/28
 Not applicable First Call overstated

2/5    5.9
2/12   5.7
2/19   4.8
2/26   4.4
3/5    3.8
3/12   2.9
3/19   1.5
4/2    0.4
4/8   -0.3
4/16  -1.4
4/23   1.0
4/30   1.2
5/7    1.3
5/16   1.5
5/21   1.8
5/28   1.5
6/4    1.6
6/11   1.6
6/18   1.6
6/25   1.7
7/1    1.8

2Q98

1/9   12.5
1/20  11.4
1/28  10.7
2/5    9.6
2/12   9.5
2/19   9.0
2/26   8.9
3/5    8.4
3/12   7.9
3/19   6.6
4/2    6.1
4/8    5.4
4/16   3.9
4/23   4.3
4/30   3.9
5/7    3.8
5/16   3.5
5/21   3.6
5/28   3.5
6/4    3.2
6/11   2.7
6/18   2.2
6/25   2.1
7/1    1.4

3Q98

1/9   15.1
1/20  14.0
1/28  13.9
2/5   13.9
2/12  13.9
2/19  13.3
2/26  13.3
3/5   12.8
3/12  12.5
3/19  12.0
4/2   11.7
4/8   11.2
4/16  10.8
4/23  10.3
4/30  10.2
5/7   10.2
5/16   9.8
5/21  10.0
5/28   9.8
6/4    9.5
6/11   9.2
6/18   8.5
6/25   8.2
7/1    8.0

4Q98

1/9   19.1
1/20  18.9
1/28  17.7
2/5   17.3
2/12  17.5
2/19  17.1
2/26  18.0
3/5   17.7
3/12  17.2
3/19  17.3
4/2   19.3
4/8   15.2
4/16  14.3
4/23  14.5
4/30  14.6
5/7   14.7
5/16  14.3
5/21  14.7
5/28  14.4
6/4   14.3
6/11  14.0
6/18  13.7
6/25  13.5
7/1   13.2

The tables of earnings expectations provided by Donaldson, Lufkin, and Jenrette graphically show how analysts have revised down S&P 500 operating numbers from the beginning of the year. The earnings reductions for the smaller, more dynamic companies typically found in your Fund have been even more dramatic -- some going from earnings growth to losses.

Treasury Department figures just released document the massive influx of foreign investors into U.S. equities. Much of this money went into "big name" stocks with uninspired fundamentals. Treasury figures show the $29 billion foreign inflow into equities in the March quarter exceeded those inflows for 1994, 1995 and 1996 combined.

A classic example of the quest for these big name stocks is Nike's move from $44 to $54 in the last three weeks even though earnings estimates dropped 10 to 15 percent this week and the stock sells over 30 times May 1999 estimates. Nike's recent quarterly earnings were $.04, down from $.52. Fundamental progress for the next nine months to a year are not clear to us right now.

U.S. interest rates continue to drop with the U.S. Treasury's benchmark 30-year long bond near the all time low yield, at 5.6 percent, cheering believers in the higher PE "blue chip" stocks. Reported inflation also continues very muted despite U.S. consumers' buying, which is the strongest in six years.

The U.S. Department of Commerce's recent first quarter GDP growth estimate of
5.4 percent carries with it the hidden promise of a rare time in the economy -- strong growth and low inflation. Yet many perhaps do not sense the connection between this seemingly contrary set of circumstances domestically and the global events that are unfolding.

Much of the breathing room enjoyed by Alan Greenspan and the Federal Reserve can be attributed to the very strong dollar as many global currencies fall, most notably in Asia. This in turn depresses the U.S. pricing environment by introducing an ongoing stream of ever cheaper imports as well as generating rising difficulty for American exports.

We also sense that much of the strength in the first quarter data results from escalating inventory accumulation. Nonfarm inventories grew $92 billion in the quarter alone. Such inventory build rates are unsustainable and will be reversed in the balance of this year, slowing the real U.S. economy, but also keeping inflation in check.

The bright spot in the economy is the U.S. consumer who is one step removed from Asian uncertainties. Companies serving consumers' needs such as retailers, restaurants, numerous durable goods companies, and a number of service companies, along with the related suppliers and producers, are experiencing strong growth. These companies now represent a large portion of your portfolio.

We're pleased to be moving in the right direction this quarter even though the powerful surge in the bigger companies, driven more by their liquidity and "name" than their fundamentals, remains difficult to match. Making you money in view of the declines in the S&P Midcap, Nasdaq Industrials and Russell 2000 encourages us that our strategy of isolating strong progress in companies and shedding those companies with weak fundamentals is again being rewarded.

According to William O'Neil & Co., the companies in your portfolio have earnings growth of 46 percent for the last 12 months compared to just 14 percent for the companies in the S&P 500. For the most recent quarter, your companies' earnings are growing 43 percent while the S&P 500's growth is 13 percent.

COMPANY GROWTH

                    AVERAGE INCREASE           AVERAGE INCREASE
                 LATEST 12 MOS. EARNINGS   LATEST QUARTERLY EARNINGS
YOUR COMPANIES            46%                         43%
S&P 500                   14%                         13%

ALL S&P FIGURES ARE UNWEIGHTED. ANALYSIS BY WILLIAM O'NEIL & CO., INC. JUNE 26, 1998.

We still find the Asian crisis in full boil as we write. The dramatic fall in the Japanese yen, requiring recent intervention by the U.S. Fed and the Bank of Japan, highlights the bleak outlook. May vehicle production in Japan fell by 20 percent. Major bank stocks trade at par value, and auditors continue to uncover growing evidence of failed swap and derivative agreements in Indonesia.

Asia's Pacific Rim, almost one-third of global GDP, remains in deep crisis, with growing impact on U.S. companies.

Your research team continued to broaden its international research contacts to accurately assess the impact of global change on your companies. A trip to Europe led by Bill D'Alonzo visited key company and government officials in London, Frankfurt, Amsterdam, Stockholm, Paris, and Helsinki. We're planning a similar trip to South America this fall. In Helsinki, visits with Finnish worldwide cellular leader Nokia added greatly to already extensive contacts with Nokia's U.S. operations.

Your team is inspired by your faith in us and grateful that recent developments this quarter -- particularly as the quarter continued -- head us toward more gains.

However, the past good quarter is but a speck of time compared to where we have been in the past ten years and where we, Lord willing, hope to be in the next
                                                                         ----
ten years.

We're grateful to have you invested with us. We are committed right along with you with more than $35 million of our pension and personal funds invested in Brandywine. The Nobel Foundation, your Fund's initial shareholder, has more than $25 million, and growing all of these assets is, as always, our number one objective.

Thanks for your ongoing trust!
God Bless!

/s/ Foster Friess

Foster Friess
President
July 3, 1998


HIGHLIGHTS...

AUTOMOTIVE & RELATED

The industry that invented the assembly line is becoming more and more just that. Companies like Chrysler, General Motors, Toyota and Nissan turn to FEDERAL-MOGUL CORP. to take on more of the research, design, and engineering burden of supplying complete systems and modules for the interior and exterior of their vehicles.

Your company's Powertrain systems, sealing systems, and general products for engines, transmissions, and axles, averaged about 20 to 30 per vehicle a year ago, are at 60 currently, and expect to grow to an estimated 200 to 300.

Pulling in the recent "Supplier of the Year" award from Ryobi Outdoor Products reflects Federal-Mogul's investment in plant, equipment and people over the last few years, according to CEO Richard Snell. He went on to say that your company's Wausau facility has shipped over 5 million parts with zero defects and on-time delivery over the last three years.

The March quarter showed revenue growth of 36 percent fueling a 97 percent jump in earnings from $.32 to $.63.

One of your longer-term holdings, your shares sell today at $68, rising 123 percent since purchase in April of last year.

BUILDING & RELATED

DYCOM INDUSTRIES, INC. offers engineering, construction, and maintenance services to telecommunications providers and utility line locating companies. GTE, Sprint, Comcast, and the Regional Bell companies are some of Dycom's customers.

The Telecommunications Reform Act, which allows major telephone, cable, utility, and entertainment companies to compete for consumer business, helps drive this industry. Your company benefits as it has the technical expertise to provide installation, design, and engineering services to update cable, phone, and telecommunication networks.

Chief Executive Officer Tom Pledger recently told us that the integration of two recent acquisitions (ITI, Cablecom) went smoothly, as both firms originally were owned by the same three-man team, which had worked closely with Dycom.

Earnings in the recent April quarter rose 38 percent to $.36 from $.26, on revenue growth of 53 percent to $97 million. Long term contracts account for 70 percent of revenue.

Your shares are up 73 percent since their $20 purchase price in March 1997.

HOME/OFFICE & RELATED

It's a clear connection, lower interest rates means people are buying more new homes. More new homes means there's a need for new furnishings. Who benefits? Companies like LADD FURNITURE, INC.

With seven subsidiary companies manufacturing everything from wood adult and youth bedroom furniture, mid-priced wood dining pieces, to upholstered sofas, love seats, and chairs, Ladd offers a comprehensive line of furnishings in the U.S. and 50 countries. Your company also provides furniture for the hotel and motel industry through American of Martinsville as well as offering an inexpensive residential line of products through Pilliod furniture. Its Pennsylvania House subsidiary makes custom-order wood and fabric pieces for casual and formal settings.

Earnings more than tripled in the recent March quarter, at $.30 up from $.07. From what we learned in our conversations with Bill Creekmuir, CFO, these results are not surprising. Bill explained that higher order rates have increased both plant capacity and work force productivity.

Your shares are up 33 percent from $22 in March.

LEISURE & ENTERTAINMENT

Looking for a fun, relaxing, all-in-one, vacation? Interested in seeing the sights of Alaska, the Bahamas, the Caribbean, Europe, Mexico, or the South Pacific? Then consider a cruise on the world's largest overnight cruise ship operator -- CARNIVAL CORP. Your company's fleet numbers more than 20, including the popular newer superships, with at least seven more ships being added by 2002. The recent acquisition of the Cunard line brings Carnival into the luxury segment of the industry.

Only a low percentage of the population has cruised, leaving lots of room for new travelers seeking an affordable vacation that's fun and "user friendly." Cruisers hop on the ship -- essentially a moving hotel -- and can visit different destinations without the hassles of carrying around their baggage or changing accommodations. Or, they can remain aboard as the ship has virtually everything to offer, from great food, recreational activities, and top-notch entertainment.

Vice Chairman and Chief Operating Officer Howard Frank explained to us recently that ships are now being built with Azipods which pull the ship rather than push it, resulting in reduced vibration, more maneuverability, more speed and 8 percent fuel savings. He also told us your company recently introduced its brand-new supership, Elation, to the Los Angeles market, an area which normally gets older ships. Travel agents and consumers alike gave this new ship a fabulous response.

Latest quarterly earnings show a 26 percent increase from $.21 to $.27, on revenues of $661 million.

Since purchase in October, your shares jumped 65 percent.

NETWORKING

If a corporation has offices in remote sites, chances are it uses high-speed ATM (asynchronous transfer mode) technology, and FORE SYSTEMS, a pioneer in ATM technology, makes both hardware and software to create advanced computer networks for these businesses.

Fore has more than 50 offices worldwide marketing its ATM switches, internetworking software and network management software for both local area and wide area networks. Time Warner uses FORE ATM products for its high-speed cable web access in Florida, and your company supplies Unisys with ATM technology for its nationwide network.

This quarter, FORE formed a strategic alliance with Intel, whereby the two companies will jointly develop integrated Ethernet and ATM networking solutions. Chief Executive Officer Tom Gill recently told us that this alliance enables FORE to have increased access to Intel's market base of small and medium-sized businesses as customers in addition to the larger enterprises it traditionally serves.

Last quarter revenues rose 29 percent, driving earnings to $.13, up 44 percent from $.09 in 1997.

Purchased just in April at $19, your shares sell today at $27, a 43 percent jump.

SPECIALTY RETAILING

A strong domestic economy and rising employment numbers have been encouraging shoppers to spend. No part of the retail market has benefited more than discounters. Everybody loves a bargain, which has added to VALUE CITY DEPT. STORES INC.' S bottom line.

Value City buys name brand closeout, overproduction, off-season, and irregular goods and sells them at 50 to 70 percent below department store prices.

Specific departments at Value City, such as health and beauty aids, shoes, toys, and sporting goods are operated through licenses with separate companies. Value City recently bought Shonac Corporation, previously their shoe licensee.

Earnings vaulted 133 percent during the most recent quarter, well ahead of Wall Street's expectations. Sales for the four weeks ended May 30, 1998 increased
10.3 percent over sales in the comparable year-earlier period.

Martin Doolan, President and CEO says, "We give our customers respect, service, brand names, quality, selection, and values every single day. We believe that's a winning formula for continued success."

Purchased in early March, your shares have already grown 35 percent to $21.

FELLOW SHAREHOLDER. . .

Gail Zess may know our shareholders even better than we do. As Relationship Manager for Brandywine Funds at Firstar Trust Company, Gail's capable hands are in virtually every aspect of delivering services to Brandywine shareholders -- from handling difficult tax issues, to making sure an IRA transfer is carried out properly, to overseeing sizable new purchases. If you have a tricky situation in your Brandywine Fund account that needs attention, Gail's the person to handle it.

"I serve as the 'focal point' for our clients, communicating Firstar's policies and procedures to them, and then making sure everyone at Firstar knows about the clients' particular needs and interests," Gail explains. She works closely with the representatives answering your calls so they're up to speed on every question you might ask.

The recent introduction of the Roth IRA created many inquiries and provided the perfect opportunity for Gail to work one-on-one with shareholders to help determine what was best for each particular case. "I enjoy that close interaction," recounts Gail. "It helps bring a real sense of purpose and personality to my job."

Gail not only deals directly with shareholders, she also works with principals at other custodial banks to iron out any problems that may arise in transferring money into or out of Brandywine. Gail will contact the other party and find out what transpired so you don't have to.

As primary contact for your Fund's administrative team, Gail is in daily communication with Lynda Campbell, Fund Secretary and Vice President. "In the last few years, Gail's responsibilities have increased tremendously as the Fund has grown. We rely on her to be our eyes and ears for the thousands of you writing and calling about service and performance issues -- communications we used to be able to manage here in-house back when the Fund was first starting out." Lynda praises Gail, saying, "She is invaluable to us, and the fact that she is a shareholder allows her to really connect with all of our shareholders."

Having just celebrated their 13th wedding anniversary, Gail and husband Mike have two young girls. In her spare time (that is, when she's not "chauffeuring" Morgan and Lindsay to various places) Gail can be found decorating and landscaping their new home. Gail also enjoys escaping to her family's cottage in northern Wisconsin -- ideal for snowmobiling in the winter and fishing in the summer -- and perfecting her golf game.

"Everyone associated with Friess Associates and the Brandywine Fund are wonderful to work with; Lynda Campbell and her associates always make sure that we have the up-to-date information we need to effectively service shareholders," Gail relates. The shareholders are a great group of people too; I am grateful to count myself and my family among them."

-Rebecca Buswell

TRIPP . . .

According to senior researcher John Ragard, Tripp Rudisill began contributing to our research process the minute he was on board. Having been a telecommunications analyst at both Equitable Securities and Raymond James & Associates before joining Friess last November, Tripp's in-depth knowledge of the communications equipment industry adds a new dimension to our research team.

"Tripp brings to Friess Associates and our clients and shareholders an additional network of contacts in the communications equipment industry to reinforce our already solid relationships in this important arena," John relates. "His influence is beneficial because of the new folks he's networking us with, and he makes good stock-picking decisions. Additionally, he's always willing to pitch-in for the team and help make calls to add to anyone's research effort."

After receiving a BA in Political Science from the University of North Carolina
- Chapel Hill, Tripp spent two years as an associate in the strategic planning and regulatory policy department at Northern Telecom -- perfect preparation for his stint as a telecommunications analyst.

He then returned to school to pursue an MBA in Finance at Vanderbilt University. While in Nashville, he met his wife, Kamie. They celebrated their second anniversary in May and are eagerly anticipating their first child this fall.

Tripp's experience on the sell side of the business at both Equitable and Raymond James provided him the opportunity to work with many mutual fund managers and analysts. "I had never met any that asked as many difficult questions as the researchers at Friess did," recounts Tripp. "They were the ones always most prepared and looking for an edge." When Tripp was offered the opportunity to come on board, he felt confident he was joining a team that was relentless in its research efforts.

So far this year, Tripp's selections of Nokia Corp., Mohawk Carpet, Ladd Furniture, Lucent Technologies, and Broadcom have together gained $77 million for your Fund.

Meeting and getting to know the managements of the companies he investigates is something Tripp enjoys as he seeks to pick the winning stocks for you, the part of his job he relishes most.

Tripp says the Friess system works. "We do not base our stock selections on sell-side recommendations, but instead use our intensive questioning style to break down buying a stock into a disciplined, well-planned process which can be executed with confidence because we know we've asked the right, probing questions of the key players involved."

Born and raised in North Carolina, Tripp is happy to be back on the east coast. He and Kamie love to travel and enjoy almost any outdoor activity, including skiing, fly fishing and golf. On many a weekend, you'll find Tripp out on the links at one of the many local courses.

- Rebecca Buswell

PAUL . . .

Born and raised in Colorado, the opportunity to work in Jackson, Wyoming was a western homecoming for researcher Paul Berg. Thanks to his four years as a consumer goods equity analyst at Morgan Keegan's Memphis office, Paul was equally comfortable settling into our research effort.

As part of the hard-hitting research team under Jon Fenn's leadership, Paul plays a primary role in isolating dynamic changes in individual companies that can be harnessed by your portfolio. He's led us to Michael Stores and Ross Stores, purchased late this quarter, which each rose more than 5 percent in just the first week owned.

Jon is excited about Paul's insights and keen awareness of industry trends. "His persistence and experience from covering various retailers at Morgan Keegan generates quality contacts and enables us to gather even more valuable information from top executives in the business."

Paul is quick to emphasize the benefits of our team approach and the selfless decisions made each day, which help create a cooperative rather than an aggressively competitive environment. Paul, and fellow researcher Bill Dugdale, both uncovered the upside potential of a particular stock at the same time. Paul turned primary coverage over to Bill because of his more extensive knowledge of the company's customers, competitors, suppliers and other key players in the industry.

"I was very comfortable with this decision as I knew Bill could cover the stock with an added edge given his contacts," Paul said. "I know that he, or any researcher, would do the same were the situation reversed." According to Paul, this kind of team effort is unusual in the investment arena where analysts tend to base decisions on self-interest or "office politics" rather than what will collectively benefit the clients.

Paul received an undergraduate degree from Colorado State University in Business Administration with a concentration in finance and accounting, and an MBA from Vanderbilt. During his second year at Vanderbilt, he worked as a researcher at Tennessee Consolidated Retirement Systems, which managed the State's pension assets. He earned his CFA designation during his tenure at Morgan Keegan.

While in Memphis, Paul met his wife, Sarah, and together they enjoy almost every outdoor activity including fly-fishing, biking, golfing, and basketball. Excitedly, they await the arrival of their first child in late July!

-Adam Rieger

IRA SHAREHOLDERS . . .

Even though fiscal year end is a few months off this is the last quarterly report to alert you of the $12.50 Firstar earns to maintain your account for the year. If you prefer it not be automatically deducted from your account in September, please send a personal check for $12.50 to Firstar Trust Co. at P.O. Box 701, Milwaukee, WI 53201 before September 21.

GROWING YOUR FUND . . .

Perhaps one reason the team concept is gaining popularity in business is that millions of Americans participate in team sports. Their life experience shows them that working together gets the job done, and that harnessing the particular talents of each team member is the secret to success in business, just as in sports.

Each quarter we like to acknowledge the efforts of the men and women who work in the companies your Fund invests in. This quarter we cheer on Hazel Norman, a checker and stock clerk in the Safeway on Shattuck Place in Berkeley, California -- one of the people whose commitment to doing her job well has added to the value of your Fund.

Many customers in Hazel Norman's Safeway consider her an old friend. Some were toddlers in strollers when Hazel started in 1974, and now are shopping with their own children. Over 23 years of service, Hazel has witnessed many changes in America. "When I first started, only women were shopping, but now it seems like more men than women shop. And people are buying more healthy foods . . . fat free, fresh vegetables. They buy more Safeway brand products, too."

"I like working with people, and I like to see everybody happy," is Hazel's motto. In 1997 she was nominated by her co-workers for the Donald J. Smith Award recognizing an employee's commitment to promoting Safeway's goals. "I was shocked," said Hazel, "because I just do things naturally. I try to give the kind of service to my customers that I would expect when I go to another store."

Hazel has served eight terms as the president of her district's Safeway Employees Association, a position which involves organizing the annual company picnic. "People bring their families, and it's fun because you get to catch up with old friends at other stores."

Every three months, Hazel makes sure they have a "pot-luck" at her store. Everybody fixes a dish and adds it to a big table. "When you eat your lunch or take your break, you help yourself. It's just to keep the camaraderie flourishing." No wonder her co-workers call her "Mother Hazel." Store manager Fran Cairo says, "Hazel is concerned about her store, her fellow employees, and her community. She is just a prime example of a great employee!"

Hazel attends church every Sunday and records the service for broadcast on the radio. After each holiday, Hazel buys the reduced price candy and delivers it with flowers to senior citizens. "I don't want the old people to feel they are forgotten. If I can make them happy, it makes me happy."

Her husband died four years ago, but Hazel's three children, 11 grandchildren, and two great-grandchildren live nearby. In her free time she enjoys bowling and sewing for her grandchildren.

Since purchase in December 1997, your shares in Safeway Inc. have added $32 million of gains to your portfolio.

-Margaret Barton

ON THE CUTTING EDGE . . .

In this column, we like to feature some of the exciting inventions and developments that will be showing up in your home and, maybe, your portfolio in the future.

GO AHEAD, SWALLOW THAT THERMOMETER!

The U.S. team that climbed to the summit of Mt. Everest on May 19 wore medical monitors created in the Media Lab at Massachusetts Institute of Technology. Lightweight vests recorded the climbers' blood oxygen level, heart rate, and skin temperature and sent the data to a laptop in base camp for monitoring. Each team member also swallowed a pill containing a thermometer and a mini-radio transmitter to measure core body temperature. Under the extreme conditions of high altitudes, constant monitoring helps protect climbers from disaster, but the ultimate application for telemedicine is to enable better quality medical care anywhere, anytime.

A DO-IT-ALL PHONE LINE

Promising to end busy signals, broken connections, and sluggish Internet downloads, Sprint recently announced a revolutionary new capability to handle virtually every telecommunications function. The new system should allow users to log onto the Internet, send a fax, play a video game, and conduct a telephone conversation simultaneously over a single existing telephone line. While Sprint may be the first, analysts say virtually every phone company is working on a similar network. Sprint calls its system Integrated-On-Demand Network or ION and will make it available to business customers later this year and household customers by late 1999.

NEW TELEPHONE HARNESSES BONE-BORNE SOUND

Naturally you hear sounds with your ears, but, as many deaf people know, you also can listen with your bones. Sound waves travel through the skull and stimulate the inner ear. A new telephone has a handset with a normal speaker plus an oscillator pad that hearing-impaired people can press against their head. According to Opentec USA Inc. in Lyndhurst, New Jersey, the big benefit is that these bone sounds are not distorted by excessive amplification.

TOP TEN . . .

This quarter you'll likely notice some shifts in company placement in your portfolio. We're now grouping some companies differently based on sector breakdowns used by Bloomberg and William O'Neil & Co. For example, many of your Apparel & Shoes companies from last quarter are now found in a new category, Textiles/Apparel Manufacturing. Jones Apparel, Tommy Hilfiger, Liz Claiborne, and Fruit of the Loom are some large holdings that switched into this new group, now occupying the number eight spot with 5.3 percent of the portfolio.

You purchased several new Communications companies to grow this group to number two with 10 percent from 5.3 percent in March. New to your portfolio are ECI Telecom, Lucent Technologies, Northern Telecom, US LEC Corp., SkyTel Communications, and World Access Inc., with net gains of more than $18 million since purchase. A $55 million gain in Nokia Corp. and the $20 million rise in WorldCom during the quarter further expanded this group.

Once again at the number five position this quarter is Software. You added to many existing holdings -- Citrix Systems, Cognos Inc., Computer Associates, Electronic Arts, The Learning Company, Software AG Systems, and Sterling Software -- growing this category to 8.7 percent up from 3.5 percent last quarter. Together these companies have netted you nearly $64 million in gains since purchase.

Financial/Business Services remains unchanged from March, still your top group with 10.7 percent. Falling off the Top Ten are Apparel & Shoes, Leisure & Entertainment, and Oil/Gas Field Services.

TOP TEN INDUSTRY GROUPS

Financial/Business Services             (10.7%)
Communications                           (10.0%)
Specialty Retailing                       (9.5%)
Computers & Related                       (9.2%)
Software                                  (8.7%)
Networking                                (5.9%)
Transportation & Related                  (5.5%)
Textiles/Apparel Manufacturing            (5.3%)
Machinery & Miscellaneous Manufacturing   (4.8%)
Food/Restaurant                           (4.8%)
Cash                                      (5.5%)
All Others                               (20.1%)

ALL IS NOT ROSES . . .

In an unsettled quarter such as this one, we were not surprised to find some underperformers in your portfolio. There were 12 stocks that dropped back $10 million or more. The good news is that your four biggest gainers erased all the losses of these 12 and had an additional $40 million of gains to boot.

Topping that group were two oil-related stocks -- Noble Drilling Corp., losing $24 million, and EVI Weatherford, declining $21 million. These drops, and the $17 million drop in Transocean Offshore, were caused mainly by lower oil prices throughout the industry.

Bay Networks fell $18 million after experiencing a deterioration in prices on the low end of the switch market and some product delays. Thermo Electron Corp. lost $16 million when concern arose over the company's ability to find and close a very large acquisition. Due to fears that the unusual move in the yen would hurt earnings outlook, IBM suffered a $15 million loss. PhyCor's $14 million decline resulted from investor concern over the company walking away from a merger with Medpartners.

Following the acquisition of Greentree Financial, Conseco dropped $13 million. Some major accounting problems caused Cendant also to drop $13 million. 3Com lost $12 million, and Pairgain Tech and Tenneco round out the group dropping $11 million apiece. All but two of your backtrackers were sold.

The winners to cheer about during the quarter were led by the $67 million gain in Ascend Communications. Capital One Financial rose $60 million, Nokia Corp. rose $55 million and Computer Sciences increased $40 million. Jones Apparel gained $27 million, Staples was up $22 million, and WorldCom's gains were $20 million. Tyco International and Lucent Technologies were up more than $16 million each, and FORE Systems, Electronic Arts, and Mylan Labs saw gains of $11 million or more.

Rounding out the above $10 million gainers are Kansas City Southern, Safeway, and Costco, along with Lowe's, Carnival, Citrix Systems, and Federal-Mogul. You can read more about Federal Mogul and Carnival in the Highlights section.

CAPITAL GAINS UPDATE. . .

Just one more quarter until we mark the end of fiscal '98. All shareholders of record as of October 23, 1998 will receive the distribution which will be made on October 26, 1998. The date your account will acutally be paid is October 27, 1998. As of June 30, 1998 the APPROXIMATE amounts expected are:

                      $0.28   income dividend
                       1.05   in long term capital gains
                        .00   in mid term capital gains
                      -----
                      $1.33   total potential distribution per share

There remain net unrealized gains of $4.09.


                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 1998
                                  (Unaudited)
                                                                   Quoted
                                                                   Market
  Shares                                           Cost         Value (B)<F3>
--------------                                 --------------  --------------

LONG-TERM INVESTMENTS - 94.5% (A) <F2>
COMMON STOCKS - 94.2% (A) <F2>

             APPAREL & SHOE RETAILERS - 2.6%
 1,525,500   Abercrombie & Fitch Co.             $64,527,445    $67,122,000
   375,300   AnnTaylor Stores Corp.                7,772,727      7,951,856
    75,000   Bebe stores, Inc.                       890,625        984,375
    69,150   The Buckle, Inc.                      1,669,418      2,039,925
   100,000   Candie's Inc.                           767,812        775,000
   250,000   The Cato Corp.                        3,515,625      4,351,500
   252,300   Dress Barn, Inc.                      3,316,199      6,275,963
   331,700   Footstar, Inc.                       14,830,820     15,921,600
   343,400   Just For Feet, Inc.                   7,213,653      9,786,900
   207,700   Kenneth Cole
               Productions, Inc.                   4,306,276      5,374,238
   130,000   Steven Madden, Ltd.                   1,353,216      1,503,190
   424,600   The Stride Rite Corp.                 5,660,002      6,395,750
   169,800   Timberland Co.                       12,190,530     12,215,072
 1,121,600   TJX Companies, Inc.                  27,339,357     27,058,600
                                               -------------   ------------
                                                 155,353,705    167,755,969

                  THIS SECTOR IS 8.0% ABOVE YOUR FUND'S COST.

             AUTOMOTIVE & RELATED - 0.8%
    62,000   CSK Auto Corp.                        1,430,995      1,565,500
   714,900   Federal-Mogul Corp.                  21,684,063     48,255,750
    56,000   Keystone Automotive
               Industries, Inc.                    1,371,690      1,295,000
                                               -------------   ------------
                                                  24,486,748     51,116,250

                 THIS SECTOR IS 108.8% ABOVE YOUR FUND'S COST.

             BUILDING & RELATED - 2.0%
    62,000   Comfort Systems USA, Inc.             1,113,136      1,449,250
   175,100   Dycom Industries, Inc.                3,419,973      5,909,625
   466,000   Eagle Hardware &
               Garden, Inc.                        8,406,123     10,776,250
    59,100   Elcor Corp.                           1,640,844      1,492,275
   361,600   Group Maintenance
               America Corp.                       5,129,526      6,508,800
   524,600   Hussmann
               International, Inc.                 9,935,504      9,738,150
   176,100   Integrated Electrical
               Services, Inc.                      3,561,269      3,544,012
 1,729,200   Lowe's Companies, Inc.               58,548,290     70,141,540
    15,000   NVR, Inc.                               591,480        615,945
    32,300   Pameco Corp.                            603,525        646,000
    99,000   Service Experts, Inc.                 2,742,140      3,415,500
   321,800   Standard Pacific Corp.                5,624,538      6,637,125
   143,300   Watsco, Inc.                          4,135,012      5,042,440
   191,000   York International Corp.              9,378,316      8,320,533
                                               -------------   ------------
                                                 114,829,676    134,237,445

                  THIS SECTOR IS 16.9% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS - 10.0%
 1,018,800   ECI Telecom Ltd.                     30,852,392     38,587,050
 2,372,600   Lucent Technologies Inc.            175,241,509    197,371,849
 2,445,500   Nokia Corp. "A" ADR                 129,192,837    177,452,816
   170,400   Northern Telecom Limited              9,643,192      9,670,200
 1,282,600   SkyTel
               Communications, Inc.               31,947,755     30,020,536
    25,000   US LEC Corp. CL A                       465,625        521,875
   496,500   World Access Inc.                    17,583,180     14,895,000
 3,896,100   WorldCom, Inc.                      168,432,480    188,719,292
                                               -------------   ------------
                                                 563,358,970    657,238,618

                  THIS SECTOR IS 16.7% ABOVE YOUR FUND'S COST.

             COMPUTERS & RELATED - 9.2%
 4,668,800   Apple Computer, Inc.               $117,586,757   $133,938,534
   100,000   Aztec Technology
               Partners, Inc.                        900,000        762,500
   185,000   BISYS Group, Inc.                     7,400,628      7,585,000
 4,344,800   Computer Sciences Corp.             235,033,183    278,067,200
   121,200   Comverse Technology, Inc.             6,023,743      6,287,250
   151,000   Cotelligent Group, Inc.               2,762,177      3,529,625
    75,000   CSG Systems
               International, Inc.                 3,255,355      3,515,625
 2,245,100   EMC Corporation (Mass.)              92,323,538    100,609,666
   149,000   MicroTouch Systems, Inc.              2,479,125      2,765,887
   234,500   Peerless Systems Corp.                4,224,954      4,865,875
   110,000   SPR Inc.                              3,150,642      3,423,750
   487,500   Sykes Enterprises, Inc.              10,075,843      9,780,713
   250,000   Systems & Computer
               Technology Corp.                    5,445,437      6,750,000
 1,399,800   Unisys Corp.                         36,535,066     39,544,350
                                               -------------   ------------
                                                 527,196,448    601,425,975

                  THIS SECTOR IS 14.1% ABOVE YOUR FUND'S COST.

             COSMETICS/PERSONAL CARE - 0.5%
   291,700   Helen of Troy Ltd.                    5,760,242      6,417,400
   164,300   Rexall Sundown, Inc.                  5,327,285      5,791,575
   276,500   Twinlab Corp.                         8,652,344     12,079,732
   264,400   Windmere-Durable
               Holdings Inc.                       8,350,363      9,468,957
                                               -------------   ------------
                                                  28,090,234     33,757,664

                  THIS SECTOR IS 20.2% ABOVE YOUR FUND'S COST.

             DEPARTMENT STORES - 0.4%
   265,900   Elder-Beerman Stores Corp.            6,427,862      7,096,339
   447,600   Proffitt's Inc.                       5,127,934     18,071,850
                                               -------------   ------------
                                                  11,555,796     25,168,189

                  THIS SECTOR IS 117.8% ABOVE YOUR FUND'S COST.

             DISTRIBUTION - 0.8%
 1,150,100    Tech Data Corp.                     51,739,668     49,310,537

                   THIS SECTOR IS 4.7% BELOW YOUR FUND'S COST.

             ELECTRONICS - 0.7%
   879,500   DSP Communications, Inc.             14,488,381     12,093,125
    75,000   EFTC Corp.                              970,624        975,000
   934,650   General Cable Corp.                  13,226,278     26,988,019
   150,000   Rayovac Corp.                         2,100,000      3,403,200
                                               -------------   ------------
                                                  30,785,283     43,459,344

                  THIS SECTOR IS 41.2% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 10.7%
 2,032,000   AccuStaff Inc.                       69,354,077     63,500,000
    31,400   American Capital
               Strategies, Ltd.                      714,350        718,275
   503,200   AmeriCredit Corp.                     8,614,962     17,958,202
   958,900   AMRESCO, Inc.                        26,491,061     27,927,962
 1,325,100   Capital One
               Financial Corp.                    63,400,043    164,561,519
   649,900   CMAC Investment Corp.                41,334,868     39,968,850
   335,100   Comdisco, Inc.                        6,272,580      6,366,900
   920,950   Concord EFS, Inc.                    20,201,897     24,059,819
   804,000   Consolidated Capital Corp.           16,080,000     18,077,136
   360,600   ContiFinancial Corp.                 10,625,333      8,338,875
    30,000   Cunningham Graphics
               International, Inc.                   570,500        517,500
 1,522,900   Dime Bancorp, Inc.                   45,183,433     45,592,580
   200,000   Federated Investors, Inc.             3,891,470      3,700,000
   420,600   Finova Group, Inc.                   19,702,432     23,816,475
 1,597,300   First Union Corp. (N.C.)             89,199,062     93,042,725
    45,800   Fleet Financial Group, Inc.           3,815,429      3,824,300
   155,000   Franchise Mortgage Acceptance
               Co. LLC                             3,083,252      4,039,765
   841,000   Green Tree Financial Corp.           36,056,800     36,005,733
   227,300   Heller Financial, Inc.                6,137,100      6,819,000
   356,900   The Hertz Corp.                      16,860,571     15,815,310
   184,500   Hooper Holmes, Inc.                   3,555,142      3,874,500
   508,000   Household International, Inc.        23,338,434     25,273,000
   350,000   Interim Services Inc.                10,281,250     11,243,750
    84,300   The Kroll-O'Gara Co.                  1,747,650      1,801,912
   198,000   Leasing Solutions, Inc.               4,624,444      5,692,500
    75,000   Medallion Financial Corp.             2,038,750      2,062,500
   315,800   NOVA Corp.                            9,689,489     11,289,850
   150,000   RCM Technologies, Inc.                3,150,000      3,046,950
    61,500   Staff Leasing, Inc.                   1,777,269      1,814,250
 1,115,700   UniCapital Corp.                     21,342,660     21,337,763
   221,300   U.S. Rentals, Inc.                    6,489,482      8,727,629
                                               -------------   ------------
                                                 575,623,790    700,815,530

                  THIS SECTOR IS 21.7% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 4.8%
 1,056,400   Apple South, Inc.                    14,740,592     13,799,753
 2,000,500   Brinker International, Inc.          46,715,306     38,509,625
   495,200   Buffets, Inc.                         6,901,150      7,768,698
 1,170,620   CKE Restaurants, Inc.                28,333,689     48,288,075
   536,100   Landry's Seafood
               Restaurants, Inc.                  11,342,628      9,700,193
   229,000   Michael Foods, Inc.                   6,845,802      6,726,875
   159,450   O'Charleys Inc.                       2,208,075      2,391,750
   285,000   Omega Protein Corp.                   4,807,008      4,381,875
   633,500   Outback Steakhouse, Inc.             24,969,780     24,706,500
   237,200   Ruby Tuesday, Inc.                    3,881,014      3,676,600
 2,937,200   Safeway Inc.                         87,904,582    119,508,794
   561,900   Suiza Foods Corp.                    32,855,187     33,538,687
                                               -------------   ------------
                                                 271,504,813    312,997,425

                  THIS SECTOR IS 15.3% ABOVE YOUR FUND'S COST.

             HEALTHCARE SERVICES & MEDICAL/DENTAL PRODUCTS - 2.7%
    73,500   Brookdale Living
               Communities, Inc.                   1,736,438      1,883,437
   423,800   Cooper Companies, Inc.               13,475,761     15,442,424
   125,700   CryoLife, Inc.                        2,102,817      1,979,775
 1,126,500   HEALTHSOUTH Corp.                    31,003,885     30,064,032
 1,304,500   Integrated Health Services, Inc.     50,706,234     48,918,750
   302,000   Lifecore Biomedical, Inc.             6,836,204      4,983,000
   398,000   Mentor Corp.                         10,937,176      9,651,500
 1,704,100   PharMerica, Inc.                     24,736,942     20,556,558
   313,700   SangStat Medical Corp.                9,916,000      9,842,338
   850,900   St. Jude Medical, Inc.               32,799,160     31,324,182
    50,000   VISX, Inc.                            2,987,500      2,975,000
                                               -------------   ------------
                                                 187,238,117    177,620,996

                  THIS SECTOR IS 5.1% BELOW YOUR FUND'S COST.

             HOME/OFFICE & RELATED - 0.9%
   100,000   LADD Furniture, Inc.                  2,251,562      3,000,000
   886,700   Maytag Corp.                         28,291,497     43,780,813
   122,500   Mohawk Industries, Inc.               3,123,750      3,881,780
   225,000   WestPoint Stevens, Inc.               6,987,073      7,425,000
                                               -------------   ------------
                                                  40,653,882     58,087,593
                  THIS SECTOR IS 42.9% ABOVE YOUR FUND'S COST.

             INSURANCE - 3.0%
   415,000   Amerin Corp.                         11,441,056     12,113,020
 3,405,700   Conseco, Inc.                       170,350,026    159,216,475
   782,400   Old Republic
               International Corp.                23,674,538     22,934,491
                                               -------------   ------------
                                                 205,465,620    194,263,986

                  THIS SECTOR IS 5.5% BELOW YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 1.8%
    76,500   American Coin
               Merchandising, Inc.                 1,367,438      1,510,875
 2,313,800   Carnival Corp.                       55,587,915     91,684,325
   140,000   Royal Caribbean Cruises Ltd.          7,532,387     11,130,000
   438,500   Servico, Inc.                         6,358,250      6,577,500
   175,000   Silverleaf Resorts, Inc.              4,201,135      2,668,750
   135,000   T-HQ, Inc.                            3,794,691      4,151,250
                                               -------------   ------------
                                                  78,841,816    117,722,700

                  THIS SECTOR IS 49.3% ABOVE YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 4.8%
   462,750   AAR Corp.                            11,490,189     13,680,278
   128,600   A.O. Smith Corp.                      6,748,884      6,647,077
   699,100   Coltec Industries Inc.               16,856,711     13,894,613
   766,400   Mail-Well, Inc.                      14,073,662     16,621,683
    51,800   The Manitowoc Company, Inc.           2,035,191      2,088,213
   549,000   MotivePower Industries, Inc.          7,839,750     13,450,500
   212,100   Ogden Corp.                           5,888,855      5,872,625
    16,100   Pentair, Inc.                           648,059        684,250
    75,000   SunSource Inc.                        2,118,750      1,631,250
 1,167,800   Tenneco, Inc.                        52,554,323     44,449,971
   618,800   Terex Corp.                          18,437,888     17,635,800
 2,842,600   Tyco International Ltd.             162,137,065    179,083,800
                                               -------------   ------------
                                                 300,829,327    315,740,060

                  THIS SECTOR IS 5.0% ABOVE YOUR FUND'S COST.

             NETWORKING - 5.9%
 5,885,000   Ascend Communications, Inc.         219,599,553    291,678,255
 1,866,800   FORE Systems, Inc.                   34,609,486     49,470,200
   571,000   Xircom, Inc.                          8,458,273      8,886,473
 1,205,800   Xylan Corp.                          28,305,449     35,948,515
                                               -------------   ------------
                                                 290,972,761    385,983,443

                  THIS SECTOR IS 32.7% ABOVE YOUR FUND'S COST.

             OIL/GAS FIELD SERVICES - 0.6%
   146,600   Hanover Compressor Co.                3,557,774      3,967,436
   233,500   J. Ray McDermott, S.A.                6,306,270      9,690,250
   653,400   McDermott
               International, Inc.                27,102,783     22,501,789
                                               -------------   ------------
                                                  36,966,827     36,159,475

                  THIS SECTOR IS 2.2% BELOW YOUR FUND'S COST.

             PHARMACEUTICALS - 1.9%
   165,500   Jones Pharma Inc.                     6,078,700      5,482,188
    97,100   Kendle International Inc.             1,447,354      2,937,275
   498,600   Medicis
               Pharmaceutical Corp.               21,077,462     18,198,900
 3,346,800   Mylan Laboratories Inc.              89,390,352    100,614,848
                                               -------------   ------------
                                                 117,993,868    127,233,211

                  THIS SECTOR IS 7.8% ABOVE YOUR FUND'S COST.

             REAL ESTATE OPERATIONS - 0.5%
   458,000   Bluegreen Corp.                       3,645,366      4,036,354
 1,325,700   Fairfield Communities, Inc.          17,485,081     25,437,532
    40,000   Trammell Crow Co.                       918,700      1,337,520
                                               -------------   ------------
                                                  22,049,147     30,811,406

                  THIS SECTOR IS 39.7% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR & RELATED - 0.3%
   458,000   Cree Research, Inc.                   8,206,173      6,870,000
   100,000   MIPS Technologies, Inc.               1,400,000      1,343,800
   732,700   VLSI Technology, Inc.                14,869,568     12,295,439
                                               -------------   ------------
                                                  24,475,741     20,509,239

                  THIS SECTOR IS 16.2% BELOW YOUR FUND'S COST.

             SOFTWARE - 8.7%
   126,200   Ardent Software, Inc.                 1,584,811      1,735,250
 1,273,800   Autodesk, Inc.                       53,998,086     49,200,525
   351,400   Avant! Corp.                          8,051,836      8,697,150
   353,500   AXENT Technologies, Inc.             10,381,365     10,825,937
   360,000   Boole & Babbage, Inc.                 8,454,050      8,595,000
   302,500   Business Objects S.A. SP ADR          5,381,581      5,104,687
   755,900   Citrix Systems, Inc.                 35,521,374     51,684,663
 1,016,700   Cognos Inc.                          28,101,975     27,085,905
 2,455,200   Computer Associates
               International, Inc.               137,447,042    136,418,278
   212,900   DataWorks Corp.                       4,889,698      2,820,925
 1,491,700   Electronic Arts Inc.                 54,600,209     80,551,800
   671,600   The Learning Company, Inc.           15,910,287     19,896,150
   421,600   Mercury Interactive Corp.             9,493,140     18,813,900
   318,000   Platinum Software Corp.               5,591,141      7,751,250
   281,700   Platinum Technology, Inc.             7,075,037      8,046,197
   233,900   QuadraMed Corp.                       5,363,190      6,388,511
 1,613,900   Rational Software Corp.              25,886,877     24,611,975
   211,600   Software AG Systems, Inc.             5,131,996      6,189,300
 1,859,800   Sterling Software, Inc.              34,575,934     54,981,267
   616,400   Structural Dynamics
               Research Corp.                     15,527,993     14,254,250
   605,900   Synopsys, Inc.                       25,219,782     27,719,925
                                               -------------   ------------
                                                 498,187,404    571,372,845

                  THIS SECTOR IS 14.7% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 9.5%
   505,600   Ames Department Stores, Inc.         10,131,045     13,303,853
   294,700   BJ'S Wholesale Club, Inc.            11,608,466     11,972,187
   778,600   Borders Group, Inc.                  13,986,177     28,808,200
   225,000   Brylane, Inc.                        10,350,000     10,350,000
 1,256,800   Consolidated Stores Corp.            47,223,253     45,559,000
   240,000   Cost Plus, Inc. - California          7,374,421      7,140,000
 1,426,700   Costco Companies, Inc.               79,370,382     89,971,982
   822,100   Family Dollar Stores, Inc.            5,451,209     15,208,850
   404,900   Fingerhut Companies, Inc.            12,926,030     13,361,700
   330,500   Furniture Brands
               International, Inc.                 8,673,477      9,274,821
 1,080,400   General Nutrition
               Companies, Inc.                    36,728,735     33,627,450
   145,100   Michaels Stores, Inc.                 4,933,371      5,119,273
   184,800   Movado Group, Inc.                    5,604,183      5,590,200
 1,276,400   Office Depot, Inc.                   41,844,162     40,287,013
   115,000   Petco Animal Supplies, Inc.           2,374,062      2,292,870
   830,300   Pier 1 Imports, Inc.                 16,828,465     19,823,413
    38,000   Ross Stores, Inc.                     1,591,577      1,634,000
 4,344,300   Staples, Inc.                        78,914,474    125,715,353
   355,700   Trans World
               Entertainment Corp.                13,344,597     15,339,563
   329,800   Value City Dept. Stores Inc.          5,121,923      6,925,800
 3,803,500   Viking Office Products, Inc.        111,481,064    119,334,813
                                               -------------   ------------
                                                 525,861,073    620,640,341

                  THIS SECTOR IS 18.0% ABOVE YOUR FUND'S COST.

             TEXTILES/APPAREL MANUFACTURING - 5.3%
    60,000   Ashworth, Inc.                          895,626        832,500
    10,000   Cutter & Buck Inc.                      260,250        270,000
 1,678,400   Fruit of the Loom, Inc.              54,534,445     55,702,739
 2,992,000   Jones Apparel Group, Inc.            81,552,690    109,396,496
 1,175,800   Liz Claiborne, Inc.                  57,291,580     61,435,550
   275,800   Nautica Enterprises Inc.              7,796,025      7,395,026
   214,900   Quiksilver, Inc.                      3,790,785      4,284,676
    97,700   Tefron Ltd.                           2,071,961      2,149,400
   985,000   Tommy Hilfiger Corp.                 57,656,503     61,562,500
   403,200   Unifi, Inc.                          12,892,943     13,809,600
   697,600   The Warnaco Group, Inc.              21,528,389     29,604,749
                                               -------------   ------------
                                                 300,271,197    346,443,236

                  THIS SECTOR IS 15.4% ABOVE YOUR FUND'S COST.

             TRANSPORTATION & RELATED - 5.5%
   855,700   America West Holdings
               Corp. Cl B                         25,539,852     24,441,359
   544,900   ASA Holdings, Inc                    21,229,135     27,040,662
   235,000   Atlantic Coast
               Airlines Holdings                   1,865,574      7,050,000
   569,200   Coach USA, Inc.                      26,102,039     25,969,750
 1,295,000   Continental
               Airlines, Inc. Cl B                76,506,580     78,833,125
   480,000   Covenant Transport, Inc.              8,088,750      9,360,000
   123,000   DeCrane Aircraft
               Holdings, Inc.                      2,091,000      2,137,125
   692,500   J.B. Hunt Transport
               Services, Inc.                     12,088,831     24,670,313
 1,996,800   Kansas City Southern
               Industries, Inc.                   87,784,868     99,091,200
   446,000   Mesa Air Group, Inc.                  3,859,082      3,623,750
    75,000   SkyWest, Inc.                         2,206,253      2,100,000
   683,900   US Airways Group, Inc.               52,025,007     54,199,075
                                               -------------   ------------
                                                 319,386,971    358,516,359

                  THIS SECTOR IS 12.3% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS - 0.3%
   166,400   Carpenter Technology Corp.            8,197,564      8,361,600
   370,500   Central Garden & Pet Co.              9,334,037     11,531,813
   200,000   Northland Cranberries, Inc.           2,800,000      3,087,600
                                               -------------   ------------
                                                  20,331,601     22,981,013

                  THIS SECTOR IS 13.0% ABOVE YOUR FUND'S COST.

                                               -------------   ------------
             Total common stocks               5,324,050,483  6,161,368,849

WARRANTS - 0.0%
        43   Sound Advice, Inc.
                Warrants, 06/14/99                         0              0

REITS - 0.3%
   620,400   CCA Prison Realty Trust              21,198,341     18,999,750

                  THIS SECTOR IS 10.4% BELOW YOUR FUND'S COST.

                                               -------------   ------------
             Total long-term investments       5,345,248,824  6,180,368,599


PRINCIPAL
 AMOUNT
--------

SHORT-TERM INVESTMENTS - 7.3% (A)<F2>
COMMERCIAL PAPER - 7.2%
$25,000,000  Associate First Capital Corp,
             due 07/08/98, discount of 5.58%      24,972,875     24,972,875
25,000,000   Chevron USA Inc.,
             due 07/10/98, discount of 5.60%      24,965,000     24,965,000
25,000,000   Ford Credit Co.,
             due 07/01/98, discount of 6.01%      25,000,000     25,000,000
20,000,000   FPL Group Capital Inc.,
             due 07/01/98, discount of 6.40%      20,000,000     20,000,000
25,000,000   General Electric Capital Services,
             due 07/09/98, discount of 5.62%      24,968,778     24,968,778
50,000,000   General Motors Corp.
             due 07/09/98-07/13/98,
             discounts of 5.60%-5.65%             49,921,806     49,921,806
20,000,000   Goldman Sachs,
             due 07/02/98, discount of 5.90%      19,996,722     19,996,722
35,000,000   Hertz Corp.,
             due 07/02/98-07/06/98,
             discounts of 5.61%-5.67%             34,978,946     34,978,946
25,000,000   HFC Domestic Corp.,
             due 07/07/98, discount of 5.58%      24,976,750     24,976,750
25,000,000   IBM Credit Corp.
             due 07/10/98, discount of 5.61%      24,964,937     24,964,937
37,000,000   Merrill Lynch & Co., Inc.,
             due 07/10/98-07/13/98,
             discounts of 5.60%-5.62%             36,936,473     36,936,473
10,000,000   Morgan Stanley Dean Witter,
             due 07/01/98, discount of 6.25%      10,000,000     10,000,000
25,000,000   New York Life Capital Corp.,
             due 07/07/98, discount of 5.58%      24,976,750     24,976,750
25,000,000   Principal Mutual Life Co.,
             due 07/07/98, discount of 5.60%      24,976,667     24,976,667
25,000,000   Sears Roebuck Acceptance Corp.,
             due 07/01/98, discount of 5.80%      25,000,000     25,000,000
50,000,000   Salomon Smith Barney,
             due 07/06/98-0708/98,
             discounts of 5.58%-5.77%             49,952,840     49,952,840
25,000,000   Texaco Inc.,
             due 07/02/98, discount of 5.70%      24,996,042     24,996,042
                                              -------------    ------------
             Total commercial paper             471,584,586     471,584,586

VARIABLE RATE DEMAND NOTES - 0.1%
 6,657,260   Firstar Bank U.S.A., N.A.            6,657,260       6,657,260
                                              -------------    ------------
             Total short-term investments       478,241,846     478,241,846
                                              -------------
             Total investments               $5,823,490,670   6,658,610,445
                                              -------------
                                              -------------
             Liabilities, less cash and
             receivables (1.8%) (A)<F2>                        (120,484,562)
                                                               ------------
               NET ASSETS                                    $6,538,125,883
                                                             --------------
                                                             --------------
             Net Asset Value Per Share
             ($0.01 par value 500,000,000
             shares authorized), offering
             and redemption price
             ($6,538,125,883 / 204,083,270
             shares outstanding)                                     $32.04
                                                                    -------
                                                                    -------


(a) <F2>  Percentages for the various classifications relate to net assets.

(b) <F3> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the lates bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

MARKET CAP . . .

You made several new purchases in your $5 billion-plus large cap stocks this quarter which have been successful. Lucent Technologies, your largest new position, rose $19 million since purchase, and Tyco International posted a $17 million gain. Costco Companies and Lowe's were added, yielding more than $10 million each, and EMC Corp. joined your portfolio, rising $8 million during the quarter.

Unisys Corp., US Airways, and Household International, which together grew by more than $7 million, were also added.

With substantial gains in your existing midcap stocks like Apple Computer, which rose $5 million, Jones Apparel, which was up $27 million, Electronic Arts, which climbed $12 million, and Continental Airlines, which grew $2 million, this $1 to $5 billion group now comprises 37.7 percent of your portfolio. New purchases, and subsequent gains of $35 million, in Mylan Labs, Viking Office Products, and Fore Systems also helped fuel this growth.

Your small cap holdings, those below $1 billion, when added to the midcap category, comprise 50.3 percent of your total portfolio. Some of these companies are highlighted in the President's Letter.

YOUR COMPANIES' MARKET CAPITALIZATION

LARGE CAP 44.2% OVER $5 BILLION
MID CAP 37.7% $1 BILLION TO $5 BILLION
SMALL CAP 12.6% UNDER $1 BILLION
CASH 5.5%

                                BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                                Milford, Delaware

                                Foster S. Friess
                                    President
                             Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                                Stockholm, Sweden


(800) 656-3017  P.O. Box 4166, Greenville, DE 19807  bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Independent Accountants: PRICE WATERHOUSE LLP
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; John Fraser, Vice President; Carl Gates, Vice President; Andrew Graves, Vice President; David Harrington, Vice President; John Ragard, Vice President; and Paul Robinson, Vice President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca A. Buswell Report Staff: Margaret Barton, Adam Rieger, Paul R. Robinson, Jennifer Weldon